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                                                                   Exhibit 10.38

                           TRANSACTION AGREEMENT NO. 2

            TRANSACTION AGREEMENT NO. 2, dated as of June 23, 1998 (this "Agreement"), among ADVANCE PUBLICATIONS, INC., a New York corporation ("Advance"), NEWHOUSE BROADCASTING CORPORATION, a New York corporation ("Newhouse"), ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership ("Advance/Newhouse"), TIME WARNER ENTERTAINMENT COMPANY, L.P., a Delaware limited partnership ("TWE"), PARAGON COMMUNICATIONS, a Colorado general partnership ("Paragon"), and TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP, a New York general partnership (the "Partnership").

            WHEREAS, Advance/Newhouse and TWE entered into a Partnership Agreement, dated as of September 9, 1994, as amended by the First Amendment (as defined below), pursuant to which they formed the Partnership (the "Partnership Agreement");

            WHEREAS, Advance, Newhouse, Advance/Newhouse, TWE and the Partnership entered into a Contribution Agreement, dated as of September 9, 1994, as amended (the "Contribution Agreement"), pursuant to which each of Advance/Newhouse and TWE contributed certain specified assets to the Partnership;

            WHEREAS, in connection with the Amended and Restated Transaction Agreement, dated as of October 27, 1997, among Advance, Newhouse, Advance/Newhouse, TWE, TW Holding Co. and the Partnership, TWE, Advance/Newhouse and Paragon have entered into the First Amendment to the Partnership Agreement, dated as of February 12, 1998 (the "First Amendment"), pursuant to which, among other things, Paragon became a partner of the Partnership;

            WHEREAS, the Partnership, TWE-A/N Texas Cable Partners General Partner LLC, TCI Texas Cable Holdings LLC, TCI Texas Cable Inc. and Texas Cable Partners, L.P. a Delaware limited partnership (the "TCI Joint Venture"), have entered into a Contribution Agreement dated as of the date hereof (the "TCI Contribution Agreement"), pursuant to which, among other things, the Partnership has agreed to contribute to the TCI Joint Venture certain assets, including the cable television systems (the "Designated Texas Systems") described on Schedule 1 hereto.

            WHEREAS, in contemplation thereof, the parties desire to cause the Designated Texas Systems to be contributed to the Partnership as set forth herein;

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            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Contribution of Designated Texas Systems.

                  (a) Subject to the conditions set forth in Section 3, at the Closing (as defined below), (i) Paragon shall contribute, assign, convey, transfer and deliver to the Partnership its right, title and interest in and to the Designated Texas Systems and (ii) the Partnership shall assume, and agree to pay and discharge, as and when they become due, or otherwise take subject to, the indebtedness and other liabilities associated with the Designated Texas Systems that are described on Schedule 2 hereto (the "Assumed Texas Liabilities").

                  (b) At the Closing, (i) Paragon shall deliver instruments executed by it and in form and substance reasonably satisfactory to the Partnership contributing, assigning, conveying, transferring and delivering to the Partnership its right, title and interest in and to the Designated Texas Systems and (ii) the Partnership shall deliver instruments executed by it and in form and substance reasonably satisfactory to Paragon by which it shall assume and agree to pay and discharge the Assumed Texas Liabilities.

                  (c) In exchange for the contributions contemplated by Section 1(a), Paragon shall receive (i) Common Partnership Units (as defined in the Partnership Agreement) having a value equal to 50% of the Net Texas Contribution and (ii) Series B Preferred Partnership Units (as defined in the Partnership Agreement, as amended by the Second Amendment (as defined below)) having a value equal to 50% of the Net Texas Contribution. For purposes of the foregoing, "Net Texas Contribution" means $60,168,000.

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            2. Beneficial Assets and Subsidiary Beneficial Assets. If any
consent or approval is required in connection with the contribution to the Partnership pursuant to this Agreement of any cable television system (or the franchise pursuant to which such cable television system is operated) and such consent or approval is not obtained prior to the Closing, then in lieu of contributing (and pending the actual contribution of) such cable television systems to the Partnership, Paragon will hold such cable television systems (or cause such cable television systems to be held) for the use and benefit of the Partnership. Such cable television systems shall be treated as Beneficial Assets (as defined in the Contribution Agreement) or Subsidiary Beneficial Assets (as defined in the Contribution Agreement) in either case in accordance with Section
5.8 of the Partnership Agreement and Section 6.7 of the Contribution Agreement. In accordance with Section 6.7 of the Contribution Agreement, following the Effective Date, Paragon shall continue to use their reasonable best efforts to obtain any consent or approval necessary to effectuate the contribution to the Partnership of any Beneficial Asset or Subsidiary Beneficial Asset not contributed to the Partnership on the Effective Date, and shall take all reasonable actions to effectuate the contribution of such Beneficial Asset or Subsidiary Beneficial Asset after such consent or approval is obtained; provided, however, that no cable television franchise comprising a Beneficial Asset or Subsidiary Beneficial Asset shall be required to be contributed to the Partnership until consents or approvals shall have been obtained with respect to the contribution of all cable television franchises in the same cable television system as such franchise.

            3. Closing Conditions. The obligations of Paragon and the Partnership to effect the transactions contemplated by this Agreement, shall be subject to the satisfaction at or prior to the Closing of the following conditions, the imposition of which are solely for the benefit of such parties and any one or more of which may be waived by such parties in their discretion:

                  (a) each of TWE, Advance/Newhouse and Paragon shall have executed and delivered an amendment to the Partnership Agreement substantially in the form of Exhibit A (the "Second Amendment");

                  (b) with respect to the assumption by the Partnership of the Assumed Texas Liabilities, each of the conditions to Assumption, as defined in the Credit Agreement dated as of November 10, 1997 (the "Credit Agreement") among TWX, Time Warner Companies, Inc., TWE, Turner Broadcasting System, Inc., the Partnership, TWI Cable Inc., the Lenders Party thereto and The Chase Manhattan Bank, as Administrative Agent, shall have been satisfied (or waived by the parties entitled to waive same);

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                  (c) all of the conditions to the Partnership's obligations to consummate the transactions contemplated by the TCI Contribution Agreement shall have been satisfied or waived in accordance with the TCI Contribution Agreement;

                  (d) the waiting periods (and any extensions thereof), if any, applicable to the transactions contemplated by this Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") shall have been terminated or shall have expired (it being understood that as soon as practicable after the execution of this Agreement, the parties will complete and file, or cause to be completed and filed, any notification and report required to be filed under the HSR Act and each such filing shall request early termination of the waiting period imposed by the HSR Act); and

                  (e) no temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect.

            4. Advance/Newhouse Contribution. Subject to the consummation of the transfer or beneficial assignment of the Designated Texas Systems to the Partnership, on or prior to the fourth anniversary of the Effective Date (but in no event prior to the date that is six months following the Effective Date), Advance/Newhouse shall contribute to the Partnership cash in an amount equal to the Advance/Newhouse Contribution Amount, plus interest thereon at the Interest Rate compounded (to the extent not paid) on a quarterly basis, from the Effective Date until the date such contribution is made in full. For the purposes of the foregoing, (i) "Advance/Newhouse Contribution Amount" means an amount equal to 50% of the value of the Common Partnership Units received by Paragon in exchange for its contribution of the Designated Texas Systems and
(ii) "Interest Rate" shall mean the average interest rate applicable from time to time to borrowings by the Partnership under the senior revolving credit facility of the Partnership. At the Closing, Advance/Newhouse shall execute and deliver to the Partnership a promissory note (the "Advance/Newhouse Note") substantially in the form of Exhibit B hereto having a principal amount equal to the Advance/Newhouse Contribution Amount, as security for its obligation to contribute to the Partnership the Advance/Newhouse Contribution Amount. Advance/Newhouse shall take any and all actions and execute and deliver all documents or agreements reasonably requested by the Partnership to enable the Partnership to perfect its security interest in the Advance/Newhouse Note. Advance/Newhouse and the Partnership acknowledge and agree that the Advance/Newhouse Note shall not be deemed an asset of the Partnership unless and until the Partnership seeks to realize upon its security interest therein. In exchange for its agreement to contribute the Advance/Newhouse Contribution Amount,

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Advance/Newhouse shall receive Common Partnership Units having a value equal to the Advance/Newhouse Contribution Amount.

            5. Time and Place of Closing. Subject to the satisfaction (or waiver) of each of the conditions set forth in Section 3, the closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019 (or such other place as the parties may mutually agree), concurrent with the closing of the transactions contemplated by the TCI Contribution Agreement, or such other date as the parties may mutually agree in writing. The date on which the Closing occurs is referred to herein as the "Effective Date".

            6. Indemnification by Paragon. Paragon hereby agrees to indemnify and hold harmless the Partnership from and against any Losses (as defined in the TCI Contribution Agreement) for which the Partnership is required to indemnify a party pursuant to Article XI of the TCI Contribution Agreement, to the extent arising out of, or related to, the ownership or operations of the Designated Texas Systems prior to Closing.

            7. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York (other than its rules of conflicts of law to the extent the application of the law of another jurisdiction would be required thereby).

                  (b) The parties hereto shall cooperate with each other and their respective counsel and accountants in connection with any steps required to be taken as part of their respective obligations under this Agreement and will each use reasonable best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by them under this Agreement so that the transactions contemplated hereby shall be consummated.

                  (c) This Agreement may be terminated by either TWE or Advance/Newhouse (by delivery of written notice to the other) if the TCI Contribution Agreement is terminated in accordance with its terms prior to the consummation of the transactions contemplated thereby.

                  (d) Section headings contained in this Agreement are inserted only as a matter of convenience and reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

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                  (e) This Agreement may be executed in one or more
counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              ADVANCE PUBLICATIONS, INC.

                              By: /s/ Donald E. Newhouse
                                  -----------------------------
                                  Name:  Donald E. Newhouse
                                  Title: President


                              NEWHOUSE BROADCASTING
                               CORPORATION

                              By: /s/ Robert J. Miron
                                  -----------------------------
                                  Name:  Robert J. Miron
                                  Title: Vice President


                              ADVANCE/NEWHOUSE PARTNERSHIP

                              By: ADVANCE COMMUNICATION
                                    CORP., General Partner

                                  By: /s/ Robert J. Miron
                                      -----------------------------
                                      Name:  Robert J. Miron
                                      Title: President

                              By: NEWHOUSE BROADCASTING
                                  CORPORATION, General Partner

                                  By: /s/ Robert J. Miron
                                      -----------------------------
                                      Name:  Robert J. Miron
                                      Title: Vice President


                              TIME WARNER ENTERTAINMENT
                                COMPANY, L.P.
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                              By: /s/ Robert D. Marcus
                                  ----------------------------------
                                  Name:  Robert D. Marcus
                                  Title: Vice President


                              PARAGON COMMUNICATIONS

                              By: KBL COMMUNICATIONS, INC.
                                    General Partner

                                  By: /s/ Thomas W. McEnerney
                                      ------------------------------
                                      Name:  Thomas W. McEnerney
                                      Title: Vice President


                           TIME WARNER ENTERTAINMENT -
                             ADVANCE/NEWHOUSE PARTNERSHIP

                              By: TIME WARNER ENTERTAINMENT
                                  COMPANY, L.P., General Partner

                                  By: /s/ Robert D. Marcus
                                      ------------------------------
                                      Name:  Robert D. Marcus
                                      Title: Vice President

                              By: ADVANCE/NEWHOUSE
                                    PARTNERSHIP, General Partner

                                  By: ADVANCE COMMUNICATION
                                       CORP., General Partner

                                      By: /s/ Robert J. Miron
                                          --------------------------
                                          Name:  Robert J. Miron
                                          Title: President


                                  By: NEWHOUSE BROADCASTING
                                      CORPORATION, General Partner

                                      By: /s/ Robert J. Miron
                                          --------------------------
                                          Name:  Robert J. Miron
                                          Title: Vice President
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Accepted and agreed to as
of the date set forth above:

MEDIAONE GROUP, INC. (as successor
in interest to U S WEST, INC. and U S WEST
MULTIMEDIA COMMUNICATIONS, INC.
under TWE's limited partnership
agreement)


By: /s/ Douglas D. Holmes
    -----------------------------------
    Name:  Douglas D. Holmes
    Title: Executive Vice President